Exhibit 99.1

September 30, 2021, 8:30 am EDT

Workhorse Group Announces Executive Leadership Appointments

CINCINNATI, Sept. 30, 2021 (GLOBE NEWSWIRE) -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective drone-integrated electric vehicles to the last-mile delivery sector, today announced executive leadership appointments to support its go-forward operating and commercial plans.

“Building an experienced leadership team with deep expertise is of paramount importance as we execute on our plans to transition from an advanced technology start-up to an efficient manufacturing company,” said Workhorse CEO Rick Dauch. “I am excited to work closely with these proven industry leaders in their new positions. Each will play a critical role in driving our ongoing review of the business, developing our go-forward plans and enabling us to become a leading manufacturer of electric-powered last-mile delivery vehicles.”

The leadership changes announced today include:

•	Greg Ackerson, Workhorse’s Corporate Controller, has been appointed interim Chief Financial Officer, effective immediately, and will report to Mr. Dauch. He succeeds Steve Schrader, who has left the Company. Mr. Schrader’s departure is not based on any disagreement with the Company's accounting principles or practices or financial statement disclosures. The Company has retained a leading executive search firm and is conducting a search for a permanent successor, which will include external and internal candidates.

•	Jim Harrington, who formerly served as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer at Delphi Technologies, has been appointed as the Company’s Chief Administrative Officer, General Counsel and Secretary, effective August 16, 2021, and reports to Mr. Dauch.

•	Josh Anderson, who most recently served in several capacities including as Founder and President of Leiten, President of RexRover, and President of DESCH Systems, has been appointed Chief Technology Officer, a newly created role responsible for managing and overseeing the development and implementation of Workhorse’s advanced technology into its products, effective September 21, 2021, and reports to Mr. Dauch.

•	Jim Peters, formerly Executive Director of Procurement and Supplier Quality Worldwide Operations-Powertrain at American Axle & Manufacturing, has been named Vice President, Purchasing and Supply Chain, effective September 1, 2021, and reports to Mr. Dauch.

•	Dave Bjerke, former President of Triad Services Group, has been appointed Vice President, Product Development, effective September 27, 2021, and reports to Ryan Gaul, President of Commercial Vehicles.

•	Rob Willison, Chief Operating Officer, has left the Company, effective immediately. The Company is eliminating the role of Chief Operating Officer.

Mr. Dauch added, “We are fortunate to benefit from Greg’s leadership and financial acumen to ensure a seamless transition as we conduct a comprehensive search to identify our next CFO. On behalf of the entire Workhorse team, we thank Steve and Rob for their dedication and contributions to our company and we wish them the best.”

About Greg Ackerson

Prior to joining Workhorse, Mr. Ackerson was an Assurance Senior Manager with BDO USA LLP from December 2015 through March 2018. He has also served in finance and audit roles at publicly traded companies, including as Senior Manager Technical Accounting for NewPage Corporation from 2011 through 2015 and as Finance Manager at the J.M. Smucker Company from 2008 to 2009. Mr. Ackerson has also served as an Inspection Specialist for the PCAOB and various progressive audit roles with PwC. Mr. Ackerson received his Master of Science in accounting and Bachelor of Business Administration from the University of Cincinnati.

About Jim Harrington

Mr. Harrington most recently served as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer at Delphi Technologies from 2017 to 2020 and held various roles within the legal department at Tenneco including Senior Vice President, General Counsel, Secretary and Chief Compliance Officer from 2009 to 2017. Mr. Harrington received a Bachelor of Business Administration in accounting from Notre Dame, a Master of Business Administration from the University of Chicago and a Law Degree from Northwestern University. He is also a Certified Public Accountant.

About Josh Anderson

Mr. Anderson most recently served in several capacities including as Founder and President of Leiten beginning in 2019, a startup next-generation electric vehicle developer targeted at the medium duty chassis market, President of RexRover beginning in 2020, a final stage manufacturer and upfitter of work trucks and equipment, and President of DESCH Systems beginning in 2013, a design services firm focused on medium and heavy-duty truck and bus development and electrification. Prior to these roles, Mr. Anderson served as Executive Vice President of Engineering and Director of Research and Development at DesignLine Corporation from 2009 to 2013 and served in various capacities at Transportation Techniques between 1999 and 2008, including as Chief Technology Officer and Vice President of Vehicle Development. Mr. Anderson received his Bachelor of Science degree in engineering from Harvey Mudd College. He is also the co-inventor on eleven patents issued, including ten for electric vehicle and hybrid powertrain and controls for ground vehicles.

About Jim Peters

Mr. Peters most recently served at American Axle & Manufacturing from 2000 to 2019 in a number of positions of increasing responsibility including Executive Director of Procurement and Supplier Quality Worldwide Operations-Powertrain. From 1984 to 2000, he held various at Chrysler in the areas of manufacturing, purchasing, quality and supply chain operations. Mr. Peters received his Bachelor of Arts in business administration from Michigan State University.

About Dave Bjerke

Since 1986, Mr. Bjerke served at Triad Services Group, a design engineering services company for automotive and military vehicles and related systems, in numerous roles of increasing responsibility, including most recently as President, Chief Engineer and Program Manager, where he led the development and production of purpose-built tactical vehicles for use by select United States government entities including special operations units, and oversaw vehicle design, engineering development, validation, certification and manufacturing. Mr. Bjerke received his Bachelor of Science degree in mechanical engineering and a Master of Business Administration from the University of Cincinnati.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we are focused on designing and building high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements

This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “plan,” “ongoing,” “building,” “will”, or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our ability to successfully complete the additional testing and implement required modifications to vehicles to achieve FMVSS certification with respect to the C-1000s; the results of our ongoing review of the Company’s business and go-forward operating and commercial plans; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; negative impacts stemming from the continuing COVID-19 pandemic; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Investor Relations

949-574-3860

WKHS@gatewayir.com